Fees Summary	Feb. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	568,533.39
Total Transaction Valuation	4,116,823,953.00
Total Offset Amount	0.00
Net Fee	$ 568,533.39